                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 APRIL 22, 2004
                                 Date of Report
                        (Date of earliest event reported)



                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)



                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)



       1-3560                                                         23-0628360
(Commission file number)                                   (IRS Employer Identification No.)


  96 SOUTH GEORGE STREET, SUITE 500
       YORK, PENNSYLVANIA 17401                                         (717) 225-4711
(Address of principal executive offices)             (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The following exhibit is furnished herewith.

         Exhibit Number     Description
         --------------     -----------
            99.1            Earnings press release issued by P.H. Glatfelter Company (the "Company") on April
                            22, 2004, with respect to the results of operations for the three months ended
                            March 31, 2004.
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 22, 2004, the Company reported results of operations for the three months ended March 31, 2004. A copy of the earnings press release issued by the Company is furnished herewith as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               P. H. Glatfelter Company
                                                   (Registrant)

         Date: April 22, 2004            By:  /s/ John P. Jacunski
                                              --------------------------------
                                                  John P. Jacunski
                                                  Vice President and Corporate
                                                  Controller

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
                                  EXHIBIT INDEX

         Exhibit Number     Description
         --------------     -----------
            99.1            Earnings press release issued by the Company on April 22, 2004, with respect to the results of operations for the three months ended March 31, 2004, furnished herewith.

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